PaineWebber
Balanced Fund


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                                   PROSPECTUS
                                December 31, 2000
                              --------------------




This prospectus offers Class A, Class B, Class C and Class Y shares in a PaineWebber asset allocation fund. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you based on how much you plan to invest and how long you plan to hold your fund shares. Class Y shares are available only to certain types of investors.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

[BOXED TEXT]

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On October 6, 2000, the fund's board of directors approved the submission to its shareholders of an Agreement and Plan of Reorganization and Termination under which the fund would transfer substantially all of its assets and liabilities to PaineWebber Tactical Allocation Fund, a series of PaineWebber Investment Trust, another open-end mutual fund. If the fund's shareholders approve its proposed merger, you will receive like shares of Tactical Allocation Fund in exchange for your fund shares and the fund will cease operations.

The merger is expected to be a tax-free reorganization, which means that you will not realize any gain or loss on your receipt of Tactical Allocation Fund shares in the merger and neither fund will realize any gain or loss. The proxy solicitation materials to be mailed to the fund's shareholders will provide more information about the proposed merger.

You may continue to buy, sell and exchange your fund shares as described in this prospectus prior to the shareholder meeting. When you sell or exchange your fund shares, however, you generally will be subject to federal income tax on any gain you realize. If the merger proposal is approved, the fund expects to close to new purchases and exchange purchases approximately five business days prior to the date on which the merger is to be effected.
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                            PaineWebber Balanced Fund



                                    Contents

                                    THE FUND
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
What every investor                           3                  Investment Objective, Strategies and Risks
should know about
the fund                                      4                  Performance
                                              5                  Expenses and Fee Tables
                                              6                  More About Risks and Investment Strategies

                                 YOUR INVESTMENT
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Information for                               7                  Managing Your Fund Account
managing your fund                                               -- Flexible Pricing
account                                                          -- Buying Shares
                                                                 -- Selling Shares
                                                                 -- Exchanging Shares
                                                                 -- Pricing and Valuation
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
Additional important                         12                  Management
information about
the fund                                     13                  Dividends and Taxes

                                             14                  Financial Highlights

--------------------------------------------------------------------------------
Where to learn more                                              Back cover
about PaineWebber
mutual funds

                                  [BOXED TEXT]
                         -------------------------------
                          The fund is not a complete or
                          balanced investment program.
                         -------------------------------

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                                Prospectus Page 2

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                            PaineWebber Balanced Fund


                                  Balanced Fund
                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

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FUND OBJECTIVE

High total return with low volatility.

PRINCIPAL INVESTMENT STRATEGIES

The fund allocates its investments among three asset classes:
o  stocks
o  bonds
o  cash (money market instruments)

The fund normally has investments in each asset class but it always keeps at least 25% of its total assets in a combination of bonds and cash. This is intended to limit changes in the value of fund shares compared to funds that invest solely in stocks.

The fund's bonds are primarily investment grade, but it may invest, to a lesser extent, in lower quality bonds (commonly known as "junk bonds"). The fund may invest in U.S. dollar denominated securities of foreign issuers. The fund may (but is not required to) use options, futures contracts and other derivatives to adjust its exposure to different asset classes, to manage the "duration" of its bond investments and to maintain exposure to stocks or bonds while maintaining a cash balance for fund management purposes. "Duration" is a measure of the fund's exposure to interest rate risk.

Mitchell Hutchins Asset Management Inc., the fund's investment adviser, believes investors tend to reach a consensus as to the likely effect of changes in key economic variables (for example, interest rates, profits and inflation) on each asset class. Mitchell Hutchins also believes that prices of securities in each asset class tend to move toward a level that reflects that consensus, but that this takes time. By using fundamental valuation techniques, Mitchell Hutchins attempts to adjust the allocation of the fund's assets among asset classes before prices fully reflect the consensus view.

In buying and selling individual securities for the fund, Mitchell Hutchins uses the following criteria:

o STOCKS. The fund's stock portion is designed to track the performance of the Standard & Poor's 500 Composite Stock Price Index.

o BONDS. The fund's bond portion is designed to track the performance of the Lehman Brothers Aggregate Bond Index.

PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by the fund are:

o ASSET ALLOCATION RISK - Mitchell Hutchins may not be successful in choosing the best allocation of the fund's assets among the three asset classes.

o EQUITY RISK - Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

o INTEREST RATE RISK - The value of the fund's bond investments generally will fall when interest rates rise.

o CREDIT RISK - Bond issuers may fail to make payments when due, or they may become less willing or less able to do so.

o INDEX TRACKING RISK - The fund expects a close correlation between the performance of the portion of its assets allocated to stocks and bonds, respectively, and that of the benchmark index in both rising and falling markets. The performance of the fund's stock and bond investments, however, generally will not be identical to that of the benchmark index because of the fees and expenses borne by the fund and investor purchases and sales of fund shares, which can occur daily.

o FOREIGN INVESTING RISK - The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad. However, because the fund's foreign investments must be denominated in U.S. dollars, it generally is not subject to the risk of changes in currency valuations.

o DERIVATIVES RISK - The fund's investments in derivatives may rise or fall more rapidly than other investments.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

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                                Prospectus Page 3

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                            PaineWebber Balanced Fund




                                   PERFORMANCE
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RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The chart shows Class B shares because they have a longer performance history than any other class of fund shares. The chart does not reflect the effect of sales charges; if it did, the total returns shown would be lower.

The table that follows the chart shows the average annual returns over several time periods for each class of the fund's shares. The table does reflect fund sales charges. The table compares fund returns to returns on a broad-based market index. The index is unmanaged and, therefore, does not reflect any sales charges or expenses.

The fund's past performance does not necessarily indicate how the fund will perform in the future.



TOTAL RETURN ON CLASS B SHARES

[REPRESENTATION OF BAR CHART IN PRINTED PIECE.]

CALENDAR     TOTAL
  YEAR      RETURN
--------    ------
  1990       1.95%
  1991      18.52%
  1992       4.46%
  1993      14.66%
  1994     -10.51%
  1995      22.23%
  1996      13.81%
  1997      23.63%
  1998      18.02%
  1999       1.66%


         Total return January 1, 2000 to September 30, 2000: 0.25%

         Best quarter during years shown--4th quarter, 1998: 15.09% Worst quarter during years shown--3rd quarter, 1998: (8.21)%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1999



CLASS                                       CLASS A        CLASS B*          CLASS C        CLASS Y        S&P 500
(INCEPTION DATE)                           (7/1/91)       (12/12/86)        (7/2/92)       (3/26/98)        Index
--------------                               -----          -------           -----         ------         ------
One Year                                     (2.22)%         (2.95)%           0.84%         2.78%          21.03%
Five Years                                   15.41%           15.37%          15.61%           N/A          28.54%
Ten Years                                     N/A             10.92%           N/A             N/A          18.19%
Life of Class                                11.38%            9.91%          11.28%         6.08%               **

--------

*    Assumes conversion of Class B shares to Class A shares after six years.

** Average annual total returns for the S&P 500 Index for the life of each class shown were as follows: Class A -- 20.29%, Class B -- 17.64%, Class C -- 21.24% and Class Y -- 19.51%.

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                                Prospectus Page 4

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                            PaineWebber Balanced Fund




                             EXPENSES AND FEE TABLES
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FEES AND EXPENSES  These tables  describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)





                                                                             CLASS A    CLASS B     CLASS C     CLASS Y
                                                                             ------     ------      ------      ------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)                                                   4.5%       None       None       None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of offering price)`                                                None           5%         1%       None
Exchange Fee                                                                 None         None       None       None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

                                                                             CLASS A    CLASS B     CLASS C     CLASS Y
                                                                             ------     ------      ------      ------
Management Fees                                                               0.75%      0.75%      0.75%       0.75%
Distribution and/or Service (12b-1) Fees                                      0.25       1.00       1.00        None
Other Expenses                                                                0.25       0.29       0.25        0.28
                                                                              ----       ----       ----        ----
Total Annual Fund Operating Expenses                                          1.25%      2.04%      2.00%       1.03%
                                                                              ====       ====       ====        ====



EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                             1 YEAR     3 YEARS     5 YEARS    10 YEARS
                                                                              ----       -----       -----       -----
Class A ....................................................................  $572       $829       $1,105      $1,893
Class B (assuming sale of all shares at end of period) ....................    707        940        1,298       1,980
Class B (assuming no sale of shares) ......................................    207        640        1,098       1,980
Class C (assuming sale of all shares at end of period) ....................    303        627        1,078       2,327
Class C (assuming no sale of shares) .......................................   203        627        1,078       2,327
Class Y ...................................................................    105        328          569       1,259

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                                Prospectus Page 5
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                            PaineWebber Balanced Fund




                         MORE ABOUT RISKS AND INVESTMENT
                                   STRATEGIES
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PRINCIPAL RISKS

The main risks of investing in the fund are described below. Other risks of investing in the fund, along with further detail about some of the risks described below, are discussed in the fund's Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.

ASSET ALLOCATION RISK. Mitchell Hutchins may not be successful in choosing the best allocation among different asset classes. Because the fund allocates its assets among different asset classes, it is more dependent on Mitchell Hutchins' ability to successfully assess the relative values in each asset class than are funds that do not do so.

EQUITY RISK. The prices of common stocks and other equity securities generally fluctuate more than those of other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. The fund may lose a substantial part, or even all, of its investment in a company's stock.

INTEREST RATE RISK. The value of bonds generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the fund's investments in bonds will fall. Interest rate risk is the primary source of risk for U.S. government and usually for other very high quality bonds. The impact of changes in the general level of interest rates on lower quality bonds may be greater or less than the impact on higher quality bonds.

CREDIT RISK. Credit risk is the risk that the issuer of a bond will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a bond's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even high quality bonds are subject to some credit risk. However, credit risk is greater for lower quality bonds. Bonds that are not investment grade (commonly known as "junk bonds") involve high credit risk and are considered speculative. Low quality bonds may fluctuate in value more than higher quality bonds and, during periods of market volatility, may be more difficult to sell at the time and price the fund desires.

INDEX TRACKING RISK. The fund expects a close correlation between the performance of the portion of its assets allocated to stocks and bonds, respectively, and that of the benchmark index in both rising and falling markets. While the fund attempts to replicate the results of a benchmark index for its stock and bond investments (before the deduction of fees and operating expenses) the fund's investment results generally will not be identical to those of the index. Deviations from the performance of an index may result from shareholder purchases and sales of shares that can occur daily. In addition, the fund must pay fees and expenses that are not borne by an index.

FOREIGN INVESTING RISK. Foreign investing involves risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of U.S. issuers. In addition, there are differences between U.S. and foreign regulatory requirements and market practices.

DERIVATIVES RISK. The value of "derivatives" - so-called because their value "derives" from the value of an underlying asset, reference rate or index - may rise or fall more rapidly than other investments. For some derivatives, it is possible for the fund to lose more than the amount it invested in the derivative. Options and futures contracts are examples of derivatives. The fund's use of derivatives may not succeed for various reasons, including unexpected changes in the values of the derivatives or the assets underlying them. Also, if the fund uses derivatives to adjust or "hedge" the overall risk of its portfolio, the hedge may not succeed if changes in the values of the derivatives are not matched by opposite changes in the values of the assets being hedged.

ADDITIONAL INVESTMENT STRATEGIES

DEFENSIVE POSITIONS; CASH RESERVES. To protect itself from adverse market conditions, the fund may take a temporary defensive position that is different from its normal investment strategy. This means that the fund may temporarily invest a larger-than-normal part, or even all, of its assets in cash or money market instruments. Since these investments provide relatively low income, a defensive or transitional position may not be consistent with achieving the fund's investment objective. The fund normally maintains a limited amount of cash for liquidity purposes.

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                               Prospectus Page 6


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                           PaineWebber Balanced Fund

PORTFOLIO TURNOVER. The fund may engage in frequent trading to achieve its investment objective. Frequent trading can result in portfolio turnover in excess of 100% (high portfolio turnover).

Frequent trading may increase the portion of the fund's capital gains that are realized for tax purposes in any given year. This may increase the fund's taxable distributions in that year. Frequent trading also may increase the portion of the fund's realized capital gains that are considered "short-term" for tax purposes. Shareholders will pay higher taxes on distributions that represent short-term capital gains than they would pay on distributions that represent long-term capital gains. Frequent trading also may result in higher fund expenses due to transaction costs.

The fund does not restrict the frequency of trading to limit expenses or the tax effect that the fund's distributions may have on shareholders.

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                           MANAGING YOUR FUND ACCOUNT
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FLEXIBLE PRICING

The fund offers four classes of shares - Class A, Class B, Class C and Class Y. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest and how long you plan to hold your fund investment. Class Y shares are only available to certain types of investors.

The fund has adopted a plan under rule 12b-1 for its Class A, Class B and Class C shares that allows it to pay service fees for providing services to shareholders and (for Class B and Class C shares) distribution fees for the sale of its shares. Because the 12b-1 distribution fees for Class B and Class C shares are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid a front-end sales charge.

CLASS A SHARES

Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is not invested in the fund. Class A shares pay an annual 12b-1 service fee of 0.25% of average net assets, but they pay no 12b-1 distribution fees. The ongoing expenses for Class A shares are lower than for Class B and Class C shares.

The Class A sales charges for the fund are described in the following table.

CLASS A SALES CHARGES



                                              SALES CHARGE AS A PERCENTAGE OF:        REALLOWANCE TO SELECTED DEALERS AS
AMOUNT OF INVESTMENT                        OFFERING PRICE       NET AMOUNT INVESTED     PERCENTAGE OF OFFERING PRICE
----------------                              ----------           ---------------          ----------------------
Less than $50,000                                4.50%                 4.71%                        4.25%
$50,000 to $99,999                               4.00                  4.17                         3.75
$100,000 to $249,999                             3.50                  3.63                         3.25
$250,000 to $499,999                             2.50                  2.56                         2.25
$500,000 to $999,999                             1.75                  1.78                         1.50
$1,000,000 and over (1)                          None                  None                         1.00(2)

-----------

(1) A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1% charge. Withdrawals in the first year after purchase of up to 12% of the value of the fund account under the funds' Systematic Withdrawal Plan are not subject to this charge.

(2)  Mitchell Hutchins pays 1% to the dealer.


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                               Prospectus Page 7

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                           PaineWebber Balanced Fund

SALES CHARGE REDUCTIONS AND WAIVERS. You may qualify for a lower sales charge if you already own Class A shares of a PaineWebber mutual fund. You can combine the value of Class A shares that you own in other PaineWebber funds and the purchase amount of the Class A shares of the PaineWebber fund that you are buying.

You may also qualify for a lower sales charge if you combine your purchases with those of:

o your spouse, parents or children under age 21;

o your Individual Retirement Accounts (IRAs);

o certain employee benefit plans, including 401(k) plans;

o a company that you control;

o a trust that you created;

o Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts created by you or by a group of investors for your children; or

o accounts with the same adviser.

You may qualify for a complete waiver of the sales charge if you:

o Are an employee of PaineWebber or its affiliates or the spouse, parent or child under age 21 of a PaineWebber employee;

o Buy these shares through a PaineWebber Financial Advisor who was formerly employed as an investment executive with a competing brokerage firm that was registered as a broker-dealer with the SEC, and

     -- you were the Financial Advisor's client at the competing brokerage firm;

     -- within 90 days of buying shares in a fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and

     -- you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund;

 o Acquire these shares through the reinvestment of dividends of a PaineWebber unit investment trust;

o Are a 401(k) or 403(b) qualified employee benefit plan with 50 or more eligible employees in the plan or at least $1 million in assets;

o Are a participant in the PaineWebber Members OnlySM Program. For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to participating membership organizations in a total amount not to exceed 1% of the amount invested; or

o Acquire fund shares through a PaineWebber InsightOneSM Program brokerage account.

CLASS B SHARES

Class B shares have a contingent deferred sales charge. When you purchase Class B shares, we invest 100% of your purchase in fund shares. However, you may have to pay the deferred sales charge when you sell your fund shares, depending on how long you own the shares.

Class B shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. If you hold your Class B shares for six years, they will automatically convert to Class A shares, which have lower ongoing expenses.

If you sell Class B shares before the end of six years, you will pay a deferred sales charge. We calculate the deferred sales charge by multiplying the lesser of the net asset value of the Class B shares at the time of purchase or the net asset value at the time of sale by the percentage shown below:



                            PERCENTAGE BY WHICH THE
IF YOU SELL                    SHARES' NET ASSET
SHARES WITHIN:                VALUE IS MULTIPLIED:
---------                       ----------------
1st year since purchase                 5%
2nd year since purchase                 4
3rd year since purchase                 3
4th year since purchase                 2
5th year since purchase                 2
6th year since purchase                 1
7th year since purchase              None

We will not impose the deferred sales charge on Class B shares representing reinvestment of dividends or on withdrawals in any year of up to 12% of the value of your Class B shares under the Systematic Withdrawal Plan.

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                               Prospectus Page 8

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                           PaineWebber Balanced Fund



To minimize your deferred sales charge, we will assume that you are selling:

o First, Class B shares representing reinvested dividends, and

o Second, Class B shares that you have owned the longest.

SALES CHARGE WAIVERS. You may qualify for a waiver of the deferred sales charge on a sale of shares if:

o You participate in the Systematic Withdrawal Plan;

o You are older than 591/2 and are selling shares to take a distribution from certain types of retirement plans;

o You receive a tax-free return of an excess IRA contribution;

o You receive a tax-qualified retirement plan distribution following retirement;

o The shares are sold within one year of your death and you owned the shares either (1) as the sole shareholder or (2) with your spouse as a joint tenant with the right of survivorship;

o The shares are held in trust and the death of the trustee requires liquidation of the trust; or

o The shares are sold in connection with a transfer from an existing PaineWebber mutual fund SIMPLE IRA to another fund group's SIMPLE IRA.

CLASS C SHARES

Class C shares have a level load sales charge in the form of ongoing 12b-1 distribution fees. When you purchase Class C shares, we will invest 100% of your purchase in fund shares.

Class C shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.

Class C shares also have a contingent deferred sales charge. You may have to pay the deferred sales charge if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 1.00% by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale. We will not impose the deferred sales charge on Class C shares representing reinvestment of dividends or on withdrawals in the first year after purchase, of up to 12% of the value of your Class C shares under the Systematic Withdrawal Plan.

SALES CHARGE WAIVERS. You may be eligible to sell your Class C shares without paying a contingent deferred sales charge if:

o You are a 401(k) or 403(b) qualified employee benefit plan with fewer than 100 eligible employees or less than $1 million in assets; or

o The shares are sold in connection with a transfer from an existing PaineWebber mutual fund SIMPLE IRA to another fund group's SIMPLE IRA.

NOTES ON SALES CHARGE WAIVERS FOR CLASS A, CLASS B AND CLASS C SHARES

If you think you qualify for any of the sales charge waivers described above, you will need to provide documentation to PaineWebber or the fund. For more information, you should contact your PaineWebber Financial Advisor or correspondent firm or call 1-800-647-1568. If you want information on the fund's Systematic Withdrawal Plan, see the SAI or contact your PaineWebber Financial Advisor or correspondent firm.

CLASS Y SHARES

Class Y shares have no sales charge. Only specific types of investors can purchase Class Y shares. You may be eligible to purchase Class Y shares if you:

o Buy shares through PaineWebber's PACESM Multi Advisor Program;

o Buy $10 million or more of PaineWebber fund shares at any one time;

o Are a qualified retirement plan with 5,000 or more eligible employees or $50 million in assets; or

o Are a corporation, bank, trust company, insurance company, pension fund, employee benefit plan, professional firm, trust, estate or educational, religious or charitable organization with 5,000 or more employees or with over $50 million in investable assets.

The trustee of PaineWebber's 401(k) Plus Plan for its employees is also eligible to purchase Class Y shares.

Class Y shares do not pay ongoing distribution or service fees or sales charges. The ongoing expenses for Class Y shares are the lowest for all the classes.

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                               Prospectus Page 9
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                            PaineWebber Balanced Fund

BUYING SHARES

If you are a PaineWebber client, or a client of a PaineWebber correspondent firm, you can purchase fund shares through your Financial Advisor. Otherwise, you can invest in the fund through the fund's transfer agent, PFPC Inc. You can obtain an application by calling 1-800-647-1568. You must complete and sign the application and mail it, along with a check, to:

   PFPC Inc.
   Attn.: PaineWebber Mutual Funds
   P.O. Box 8950
   Wilmington, DE 19899.

If you wish to invest in other PaineWebber funds, you can do so by:

o Contacting your Financial Advisor (if you have an account at PaineWebber or at a PaineWebber correspondent firm);

o Mailing an application with a check; or

o Opening an account by exchanging shares from another PaineWebber fund.

You do not have to complete an application when you make additional investments in the same fund.

The fund and Mitchell Hutchins reserve the right to reject a purchase order or suspend the offering of shares.

MINIMUM INVESTMENTS
-------------------
To open an account                            $1,000
To add to an account                           $ 100

The fund may waive or reduce these amounts for:

o Employees of PaineWebber or its affiliates; or

o Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the fund's automatic investment plans.

FREQUENT TRADING. The interests of the fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as "market timing." When large dollar amounts are involved, the fund may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's fund shares. These factors may hurt the fund's performance and its shareholders. When Mitchell Hutchins believes frequent trading would have a disruptive effect on the fund's ability to manage its investments, Mitchell Hutchins and the fund may reject purchase orders and exchanges into the fund by any person, group or account that Mitchell Hutchins believes to be a market timer. The fund may notify the market timer that a purchase order or an exchange has been rejected after the day the order is placed.

SELLING SHARES

You can sell your fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the fund will assume that you want to sell shares in the following order: Class A, then Class C, then Class B and last, Class Y.

If you want to sell shares that you purchased recently, the fund may delay payment until it verifies that it has received good payment. If you purchased shares by check, this can take up to 15 days.

If you have an account with PaineWebber or a PaineWebber correspondent firm, you can sell shares by contacting your Financial Advisor.

If you do not have an account at PaineWebber or a correspondent firm, and you bought your shares through the transfer agent, you can sell your shares by writing to the fund's transfer agent. Your letter must include:

o Your name and address;

o The fund's name;

o The fund account number;

o The dollar amount or number of shares you want to sell; and

o A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The fund will not accept signature guarantees that are not a part of these programs.

-------------------------------------------------------------------------------
                               Prospectus Page 10

-------------------------------------------------------------------------------
                           PaineWebber Balanced Fund

Mail the letter to:

   PFPC Inc.
   Attn.: PaineWebber Mutual Funds
   P.O. Box 8950
   Wilmington, DE 19899.

If you sell Class A shares and then repurchase Class A Shares of the same fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

It costs the fund money to maintain shareholder accounts. Therefore, the fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. If the fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. The fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the fund's net asset value.

EXCHANGING SHARES

You may exchange Class A, Class B or Class C shares of the fund for shares of the same class of most other PaineWebber funds. You may not exchange Class Y shares.

You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares. However, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. The fund will use the date that you purchased the shares in the first fund to determine whether you must pay a deferred sales charge when you sell the shares in the acquired fund.

Other PaineWebber funds may have different minimum investment amounts. You may not be able to exchange your shares if your exchange is not as large as the minimum investment amount in that other fund.

You may exchange shares of one fund for shares of another fund only after the first purchase has settled and the first fund has received your payment.

PAINEWEBBER AND CORRESPONDENT FIRM CLIENTS. If you bought your shares through PaineWebber or a correspondent firm, you may exchange your shares by placing an order with your Financial Advisor.

OTHER INVESTORS. If you are not a PaineWebber or correspondent firm client, you may exchange your shares by writing to the fund's transfer agent. You must include:

o    Your name and address;

o The name of the fund whose shares you are selling and the name of the fund whose shares you want to buy;

o    Your account number;

o How much you are exchanging (by dollar amount or by number of shares to be sold); and

o A guarantee of your signature. (See "Selling Shares" for information on obtaining a signature guarantee.)

Mail the letter to:

     PFPC Inc.
     Attn.: PaineWebber Mutual Funds
     P.O. Box 8950
     Wilmington, DE 19899.

A fund may modify or terminate the exchange privilege at any time.

PRICING AND VALUATION

The price at which you may buy, sell or exchange fund shares is based on net asset value per share. The fund calculates net asset value on days that the New York Stock Exchange is open. The fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the fund does not price its shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the fund's net asset value per share will be calculated as of the time trading was halted.

Your price for buying, selling or exchanging shares will be based on the net asset value that is next calculated after the fund accepts your order. If you place your order through PaineWebber, your PaineWebber Financial Advisor is responsible for making sure that your order is promptly sent to the fund.

You should keep in mind that a front-end sales charge may be applied to your purchase if you buy Class A shares. A deferred sales charge may be applied when you sell Class B or Class C shares.

The fund calculates its net asset value based on the current market value for its portfolio securities. The fund normally obtains market values for its securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the fund's board. The fund normally uses the amortized cost method to value bonds that will mature in 60 days or less.

Judgment plays a greater role in valuing thinly traded securities, including many lower-rated bonds, because there is less reliable, objective data available.

-------------------------------------------------------------------------------
                               Prospectus Page 11

-------------------------------------------------------------------------------
                            PaineWebber Balanced Fund




                                   MANAGEMENT
-------------------------------------------------------------------------------
INVESTMENT ADVISER

Mitchell Hutchins Asset Management Inc. is the investment adviser and administrator of the fund. Mitchell Hutchins is located at 51 West 52nd Street, New York, New York 10019-6114, and is a wholly owned asset management subsidiary of PaineWebber Incorporated, which is an indirect wholly owned subsidiary of UBS AG. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry. On November 30, 2000, Mitchell Hutchins was manager, adviser or sub-adviser of 31 investment companies with 75 separate portfolios and aggregate assets of approximately $59.5 billion.

PORTFOLIO MANAGERS

T. Kirkham Barneby and Joe Baggett are responsible for the asset allocation decisions for the fund. Mr. Barneby is a managing director and chief investment officer for quantitative investments of Mitchell Hutchins. Mr. Baggett is a first vice president of Mitchell Hutchins and a member of its quantitative investments group. Prior to joining Mitchell Hutchins in 1996, Mr. Baggett worked at PaineWebber in its economics group. Mr. Barneby first assumed responsibility for the fund's asset allocation decisions in August 1995. Mr. Baggett assumed his fund responsibilities on October 10, 2000.

Mr. Barneby and Frank Vallario assumed responsibility for the day-to-day management of the fund's stock investments on October 10, 2000. Mr. Vallario is a first vice president of Mitchell Hutchins and a member of its quantitative investments group. Prior to joining Mitchell Hutchins in March 1996, Mr. Vallario worked at PaineWebber in its capital markets group.

Heidi Kirmaier assumed responsibility for the day-to-day management of the fund's bond investments on October 10, 2000. Ms. Kirmaier is a first vice president of Mitchell Hutchins and a member of its quantitative investments group. Ms. Kirmaier first joined Mitchell Hutchins in 1982.

Susan Ryan is responsible for the day-to-day management of the portion of Balanced Fund's assets invested in money market instruments. Ms. Ryan has been with Mitchell Hutchins since 1982 and is a senior vice president of Mitchell Hutchins. She has held her fund responsibilities since August 1995.

ADVISORY FEES

The fund paid fees to Mitchell Hutchins for advisory and administrative services during the last fiscal year at the annual rate of 0.75% of average daily net assets.

OTHER INFORMATION

The fund has received an exemptive order from the SEC that permits its board to appoint and replace sub-advisers and to amend sub-advisory contracts without shareholder approval. The fund's shareholders must approve this policy before its board may implement it. As of the date of this prospectus, the shareholders of the fund have not been asked to do so.

------------------------------------------------------------------------------
                               Prospectus Page 12

------------------------------------------------------------------------------
                           PaineWebber Balanced Fund




                              DIVIDENDS AND TAXES
-------------------------------------------------------------------------------
DIVIDENDS

The fund normally declares and pays dividends semi-annually and distributes any gains annually.

Classes with higher expenses are expected to have lower dividends. For example, Class B and Class C shares are expected to have the lowest dividends of any class of the fund's shares, while Class Y shares are expected to have the highest.

You will receive dividends in additional shares of the same class unless you elect to receive them in cash. Contact your Financial Advisor at PaineWebber or one of its correspondent firms if you prefer to receive dividends in cash.

TAXES

The dividends that you receive from the fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. If you hold fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax.

When you sell fund shares, you generally will be subject to federal income tax on any gain you realize. If you exchange the fund's shares for shares of another PaineWebber mutual fund, the transaction will be treated as a sale of the fund's shares, and any gain will be subject to federal income tax.

The fund expects that its dividends will include capital gain distributions. However, a portion of the fund's dividends will be taxed as ordinary income. A distribution of capital gains will be taxed at a lower rate than ordinary income if the fund held the assets that generated the gains for more than 12 months. The fund will tell you annually how you should treat its dividends for tax purposes.

-------------------------------------------------------------------------------
                               Prospectus Page 13

------------------------------------------------------------------------------
                            PaineWebber Balanced Fund




                              FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------

The following financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Shorter periods are shown for classes of fund shares that have existed for less than 5 years. Certain information reflects financial results for a single fund share. In the tables, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends).

This information in the financial highlights has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the fund's financial statements, is included in the fund's Annual Report to Shareholders. The Annual Report may be obtained without charge by calling 1-800-647-1568.





                                                                                 CLASS A
                                            ----------------------------------------------------------------------------------
                                                                                                        FOR THE
                                                                                                          SIX         FOR THE
                                                           FOR THE YEARS ENDED                           MONTHS        YEAR
                                                                 AUGUST 31,                               ENDED        ENDED
                                            -------------------------------------------------------     AUGUST 31,  FEBRUARY 29,
                                              2000            1999           1998            1997         1996(2)       1996
                                            --------       ---------       ---------       ---------    ---------   ----------
Net asset value, beginning of period .....  $  11.60       $   11.27       $   12.50       $   10.27    $   10.85   $     9.80
                                            --------       ---------       --------        ---------     ---------   ---------
Net investment income ....................      0.22++          0.22++          0.23++          0.23++       0.12++       0.27++
Net realized and unrealized gains (losses)
  from investments, futures and options ..      0.66++          1.56++          0.31++          2.79++      (0.12)++      1.84++
                                            --------       ---------       ---------       ---------    ---------    ---------
Net increase (decrease) from investment
  operations .............................      0.88            1.78            0.54            3.02         0.00         2.11
                                            --------       ---------       ---------       ---------    ---------    ---------

Dividends from net investment income ....      (0.23)          (0.22)          (0.22)          (0.24)       (0.10)       (0.31)
Distributions from net realized gains
  from investment transactions ...........     (0.97)          (1.23)          (1.55)          (0.55)       (0.48)       (0.75)
                                            --------       ---------       ---------       ---------    ----------   ---------
Total dividends and distributions to
  shareholders ...........................     (1.20)          (1.45)          (1.77)          (0.79)       (0.58)       (1.06)
                                            --------       ---------       ---------       ---------    ----------   ---------
Net asset value, end of period ...........  $  11.28       $   11.60       $   11.27       $   12.50    $   10.27   $    10.85
                                            ========       =========       =========       =========    ==========   =========
Total investment return (1) ..............      8.27%          16.20%           4.69%          30.67%        0.03%       22.08%
                                            ========       =========       =========       =========    ==========   =========
Ratios/supplemental data:
Net assets, end of period (000's) ........  $ 190,695      $ 196,684       $ 182,362       $ 176,403    $ 157,525    $ 171,609
Expenses to average net assets,
  net of waivers from adviser (3) ........      1.25%           1.22%           1.26%           1.46%        1.34%*      1.29%
Net investment income to average net
  assets, net of waivers from adviser (3)       2.03%           1.81%           1.88%           2.02%        2.19%*      2.55%

Portfolio turnover rate ..................       151%            234%            190%            188%         103%        188%



*  Annualized.
+  Commencement of issuance of shares.
++ Calculated using the average shares outstanding for the period.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods less than one year has not been annualized.

(2)  Fiscal year changed to August 31.

(3)  During the years ended August 31, 2000 and August 31, 1999, Mitchell
     Hutchins waived a portion of its advisory and administration fees. The ratios excluding the waiver would be the same since the fee waiver represents less than 0.005%.


-------------------------------------------------------------------------------
                               Prospectus Page 14

-------------------------------------------------------------------------------
                            PaineWebber Balanced Fund

                                    CLASS B
-------------------------------------------------------------------------------
                                                            FOR THE
                                                              SIX        FOR THE
              FOR THE YEARS ENDED                            MONTHS        YEAR
                    AUGUST 31,                               ENDED        ENDED
------------------------------------------------------     AUGUST 31,  FEBRUARY 29,
 2000            1999            1998            1997        1996(2)       1996
--------      ---------       ----------      ---------    ----------  ---------
$  11.84      $   11.48       $    12.70      $   10.42    $    11.00  $    9.90
--------      ---------       ----------      ---------    ----------  ---------
    0.14++         0.13++           0.14++        0.14++        0.08 ++     0.19++

    0.67++         1.59++           0.31++        2.84++       (0.11)++     1.86++
--------      ---------       ----------      ---------    ----------  ---------

    0.81           1.72             0.45          2.98         (0.03)       2.05
--------      ---------       ----------      ---------    ----------  ---------
   (0.12)         (0.13)           (0.12)        (0.15)        (0.07)      (0.20)

   (0.97)         (1.23)           (1.55)        (0.55)        (0.48)      (0.75)
--------      ---------       ----------      ---------    ----------  ---------

   (1.09)         (1.36)           (1.67)        (0.70)        (0.55)      (0.95)
--------      ---------       ----------      ---------    ----------  ---------
$  11.56      $   11.84       $    11.48      $  12.70     $   10.42   $   11.00
========      =========       ==========      =========    =========   =========
    7.44%         15.28%            3.87%         29.70%       (0.30)%     21.20%
========      =========       ==========      =========    =========   =========

$ 22,197      $  28,719       $   26,425      $  22,768    $  22,307   $  26,627

    2.04%          1.98%            2.03%          2.22%        2.09%*      2.05%

    1.22%          1.04%            1.13%          1.27%        1.43%*      1.81%

     151%           234%             190%           188%         103%       188%

                                    CLASS C
---------------------------------------------------------------------------------
                                                            FOR THE
                                                              SIX        FOR THE
              FOR THE YEARS ENDED                            MONTHS        YEAR
                    AUGUST 31,                               ENDED        ENDED
-------------------------------------------------------    AUGUST 31,  FEBRUARY 29,
 2000            1999            1998            1997        1996(2)       1996
--------      ---------       ----------      ---------    ----------  ---------
$  11.60      $   11.28       $    12.52      $   10.29    $   10.88   $    9.82
--------      ---------       ----------      ---------    ----------  ---------
    0.14++         0.14++           0.14++         0.14++       0.08++      0.19++

    0.66++         1.56++           0.31++         2.80++      (0.12)++     1.84++
--------      ---------       ----------      ---------    ----------  ---------

    0.80           1.70             0.45           2.94        (0.04)       2.03
--------      ---------       ----------      ---------    ----------  ---------
   (0.14)         (0.15)           (0.14)         (0.16)       (0.07)      (0.22)

   (0.97)         (1.23)           (1.55)         (0.55)       (0.48)      (0.75)
--------      ---------       ----------      ---------    ----------  ---------

   (1.11)         (1.38)           (1.69)         (0.71)       (0.55)      (0.97)
--------      ---------       ----------      ---------    ----------  ---------
$  11.29      $   11.60       $    11.28      $   12.52    $   10.29   $   10.88
========      =========       ==========      =========    =========   =========
$   7.46%         15.34%            3.89%         29.70%       (0.38)%     21.12%
========      =========       ==========      =========    =========   =========

$ 20,371      $  19,894       $   14,581      $   8,736    $   6,979   $   7,469

    2.00%          1.95%            2.00%          2.21%        2.09%*      2.08%

    1.29%          1.08%            1.18%          1.27%*       1.44%*      1.77%

     151%           234%             190%           188%         103%        188%

                       CLASS Y
---------------------------------------------
                                 FOR THE
                                 PERIOD
                             MARCH 26, 1998+
    FOR THE YEAR ENDED          THROUGH
        AUGUST 31,              AUGUST 31,
   2000            1999            1998
---------       ----------     ---------
$   11.59       $   11.27      $   12.55
---------       ----------     ---------
     0.25++          0.26++         0.11++

     0.66++          1.55++        (1.28)++
---------       ----------     ---------

     0.91            1.81          (1.17)
---------       ----------     ---------
    (0.26)          (0.26)         (0.11)

    (0.97)          (1.23)            --
---------       ----------     ---------

    (1.23)          (1.49)         (0.11)
---------       ----------     ---------
$   11.27       $   11.59      $   11.27
=========       ==========      =========
     8.54%          16.42%         (9.41)%
=========       ==========      =========

$     601       $     519   $        175

     1.03%           0.96%          0.89%*

     2.28%*          2.11%          2.48%*

      151%            234%           190%

--------------------------------------------------------------------------------
                                Prospectus Page 15

--------------------------------------------------------------------------------
                           PaineWebber Balanced Fund





TICKER SYMBOL:              Balanced Fund Class   A: PASAX
                                                  B: PASBX
                                                  C: PASCX
                                                  Y: None

If you want more information about the fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the fund and is incorporated by reference into this prospectus.

You may discuss your questions about the fund by contacting your Financial Advisor. You may obtain free copies of the fund's annual and semi-annual reports and its SAI by contacting the fund directly at 1-800-647-1568.

You may review and copy information about the fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-942-8090. You may get copies of reports and other information about the fund:

o For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102; or

o Free from the EDGAR Database on the SEC's Internet website at http://www.sec.gov




PaineWebber Master Series, Inc.
- PaineWebber Balanced Fund
Investment Company Act File No. 811-4448

(C)2000 PaineWebber Incorporated. All rights reserved.



--------------------------------------------------------------------------------